UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	5

SIGNATURES		6

EXHIBIT INDEX

EXHIBIT 99.1	AMENDMENT OF EMPLOYMENT AGREEMENT DATED MARCH 26, 2008, BETWEEN KEITH B. HAGEN AND QUADRAMED.

EXHIBIT 99.2	AMENDMENT OF EMPLOYMENT AGREEMENT DATED MARCH 26, 2008, BETWEEN DAVID L. PIAZZA AND QUADRAMED.

EXHIBIT 99.3	AMENDMENT OF EMPLOYMENT AGREEMENT DATED MARCH 26, 2008, BETWEEN JAMES R. KLEIN AND QUADRAMED.

EXHIBIT 99.4	AMENDMENT OF EMPLOYMENT AGREEMENT DATED MARCH 26, 2008, BETWEEN JAMES R. MILLIGAN AND QUADRAMED.

EXHIBIT 99.5	AMENDMENT OF EMPLOYMENT AGREEMENT DATED MARCH 26, 2008, BETWEEN STEVEN V. RUSSELL AND QUADRAMED.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adoption of Executive Long-Term Bonus Plan

On March 31, 2008, the Compensation Committee of the Board of Directors of QuadraMed Corporation (the “Company”) approved and recommended to the Board the adoption of a new cash incentive plan for the Company’s named executive officers and senior officers. Such plan, the “Executive Long-Term Bonus Plan” (“ELBP”), has two independent parts. The first portion of the ELBP requires the Company to reach total revenue of $200 million and an adjusted EBITDA target (to be determined in connection with the Company’s strategic planning process by August 2008) for the year ended December 31, 2010 in order for certain officers (including James R. Milligan, the Company’s Senior Vice President for Sales and Government Programs, and James R. Klein, the Company’s Senior Vice President and Chief Technology Officer) to receive 100% of a special one-time cash bonus and Messrs. Keith Hagen (the Company’s Chief Executive Officer), David Piazza (the Company’s Chief Financial Officer) and Steven Russell (the Company’s Senior Vice President of Corporate Development) to receive 50% of a special one-time cash bonus. In the event that the revenue and/or adjusted EBITDA targets have not been achieved in 2010, the special one-time bonus may also be paid as described above if the Company achieves total revenue of $220 million and a higher adjusted EBITDA target (to be determined in connection with the Company’s strategic planning process by August 2008) for the year ended December 31, 2011. In both cases, revenue and adjusted EBITDA would be determined without giving effect to any significant acquisition (as determined by the Compensation Committee) consummated by the Company after the adoption of the ELBP.

The second part of the ELBP only applies to Messrs. Hagen, Piazza and Russell and provides for 50% of the special one-time bonus if, for any reason, at least 90% of the Company’s Series A Preferred Stock shall convert to the Company’s common stock (or be eligible for mandatory conversion by the Board under the terms of the Certificate of Designation for the Series A Preferred Stock) on or before March 31, 2012.

The maximum amounts that may be paid out to the Company’s named executive officers are as follows: Mr. Hagen – $1.2 million; Mr. Piazza – $0.4 million; Mr. Russell – $0.4 million; Mr. Milligan – $0.25 million; and Mr. Klein – $0.1 million. The maximum amount that may be paid out in the aggregate by the Company under the ELBP to all eligible participants is $3 million.

Amendment of Employment Agreements

On March 26, 2008, the Company entered into amendments of the employment agreements (the “Amendments”) for each of the Company’s named executive officers. The Amendments (1) modify the severance benefits of the current employment agreements in effect for the named executive officers and (2) are designed to address recent revisions to Internal Revenue Code Section 409A (“Section 409A”).

Each of the Amendments with the named executive officers included the following provisions:

•

The definition of “Involuntary Termination” was revised to indicate that termination will be deemed involuntary only if (i) the employee is willing and able to perform his duties at the time of termination by the Company or (ii) in the event the Company has taken an action allowing the employee to voluntarily terminate his employment (such as a material reduction in duties or a relocation), the employee has provided the Company with notice of such action and a 30-day remedy period.

•

Incentive compensation bonuses and severance benefits payable in cash, to the extent not otherwise exempt from the excise tax imposed by Internal Revenue Code Section 409A, generally must be paid before March 15th of the following year.

Further, as a result of the Amendments, each of the employment agreements with Messrs. Piazza, Milligan and Russell provide the following severance benefits, some of which benefits were in effect prior to the Amendments:

•

In the event of an Involuntary Termination (other than a Termination for Cause (as defined in the employment agreement)) and not in connection with a Change in Control (as defined in the employment agreement), the executive will receive severance benefits of:

•	twelve (12) months of his then-current annual rate of base salary paid in twelve (12) equal monthly installments; and

•

his bonus payable under the Company’s then-current incentive compensation plan (“ICP”) for the year in which such termination occurred (calculated as if the executive fully achieved any goals necessary for his full ICP payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of the executive’s termination, but in no event later than March 15th of the year following the year of the executive’s involuntary termination.

•

In the event of an Involuntary Termination (other than a Termination for Cause) occurring in connection with, or within six (6) months of a Change in Control, the executive will receive severance benefits, payable in a lump sum or twelve (12) equal monthly installments, of:

•	twelve (12) months of his then-current annual rate of base salary; and

•

his maximum bonus payable under the ICP for the year in which such termination occurred (calculated as if the executive and the Company each fully achieved any goals necessary for such full ICP payment).

•	In the event of an Involuntary Termination (other than a Termination for Cause) whether or not occurring in connection with a Change in Control:

•	the executive will receive twelve (12) months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee; and

•	all of the executive’s previously granted, but unvested, stock options will automatically vest and become immediately exercisable.

Also as a result of the Amendments, Mr. Klein’s employment agreement provides the following severance benefits, some of which benefits were in effect prior to the Amendments:

•	In the event of an Involuntary Termination (other than a Termination for Cause) and not in connection with a Change in Control, Mr. Klein will receive severance benefits of:

•	six (6) months of his then-current annual rate of base salary paid in six (6) equal monthly installments;

•	six (6) months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee.

•

In the event of an Involuntary Termination (other than a Termination for Cause) occurring in connection with, or within twelve (12) months of a Change in Control, Mr. Klein will receive severance benefits, payable in a lump sum or twelve (12) equal monthly installments, of:

•	twelve (12) months of his then-current annual rate of base salary; and

•

his maximum bonus payable under the ICP for the year in which such termination occurred (calculated as if the executive and the Company each fully achieved any goals necessary for such full ICP payment).

•	twelve (12) months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee.

•

In the event of an Involuntary Termination (other than a Termination for Cause) whether or not occurring in connection with a Change in Control, all of Mr. Klein’s previously granted, but unvested, restricted stock and stock options will automatically vest and become immediately exercisable.

Mr. Hagen’s Employment Agreement, dated as of October 17, 2005, was filed with the Securities and Exchange Commission (“SEC”) on September 25,2005. Mr. Piazza’s Employment Agreement, dated as of August 10, 2005, was filed with the SEC on September 1, 2005. Mr. Klein’s Employment Agreement, dated August 1, 2005, as amended, was filed with the SEC on March 16, 2006. Mr. Milligan’s Employment Agreement, dated as of July 16, 2007, was filed with the SEC on July 17, 2007. Mr. Russell’s Employment Agreement, dated as of November 21, 2005, was filed with the SEC on November 28, 2005.

The full text of the Amendments to the employment agreements of Messrs. Hagen, Piazza, Klein, Milligan and Russell are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, respectively, and all are incorporated herein by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	Amendment of Employment Agreement dated March 26, 2008, between Keith B. Hagen and QuadraMed.

Exhibit 99.2	Amendment of Employment Agreement dated March 26, 2008, between David L. Piazza and QuadraMed.

Exhibit 99.3	Amendment of Employment Agreement dated March 26, 2008, between James R. Klein and QuadraMed.

Exhibit 99.4	Amendment of Employment Agreement dated March 26, 2008, between James R. Milligan and QuadraMed.

Exhibit 99.5	Amendment of Employment Agreement dated March 26, 2008, between Steven V. Russell and QuadraMed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2008

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment of Employment Agreement dated March 26, 2008, between Keith B. Hagen and QuadraMed.

99.2	Amendment of Employment Agreement dated March 26, 2008, between David L. Piazza and QuadraMed.

99.3	Amendment of Employment Agreement dated March 26, 2008, between James R. Klein and QuadraMed.

99.4	Amendment of Employment Agreement dated March 26, 2008, between James R. Milligan and QuadraMed.

99.5	Amendment of Employment Agreement dated March 26, 2008, between Steven V. Russell and QuadraMed.